UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6189
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01:

    The Offshore and Land Rig Fleet and Contract Status Reports for Rowan Companies, Inc., each as of April 17, 2008, is attached as Exhibit 99.1 and 99.2.

            Additionally, on April 17, 2008, Rowan Companies, Inc. issued a press release providing an operational update.  The press release is attached as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Offshore Rig Fleet and Contract Status at April 17, 2008

99.2	Land Rig Fleet and Contract Status at April 17, 2008

99.3	Press Release of Rowan Companies, Inc. dated April 17, 2008 providing an operational update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   ROWAN COMPANIES, INC.

            By: /s/ W. H. Wells
   W. H. Wells,
   Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: April 17, 2008

INDEX TO EXHIBITS

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

99.1	Offshore Rig Fleet and Contract Status at April 17, 2008

99.2	Land Rig Fleet and Contract Status at April 17, 2008

99.3	Press Release of Rowan Companies, Inc. dated April 17, 2008 providing an operational update